Exhibit 10.34(b)
EXECUTION VERSION
AMENDMENT TO REVOLVING CREDIT AGREEMENT
AMENDMENT dated as of February 22, 2019 (this “Amendment”), to the Revolving Credit Agreement, dated as of July 27, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MYLAN INC., a Pennsylvania corporation (the “Borrower”), MYLAN N.V., a public limited liability company (naamloze vennootschap) incorporated and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch chamber of commerce under number 61036137 (“Parent” and a “Guarantor”), certain Affiliates and Subsidiaries of Parent from time to time party thereto as Guarantors, each Lender from time to time party thereto (the “Lenders”), each Issuing Bank from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective pursuant to Section 6 hereof, refer to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
SECTION 2.    Amendment to Credit Agreement. Subject to Section 6 hereof, Section 6.07 of the Credit Agreement is hereby amended and restated as follows:
“Financial Covenant. The Parent will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter (x) ended on or prior to December 31, 2019, to exceed 4.25 to 1.00 and (y) ended after December 31, 2019, to exceed 3.75 to 1.00; provided that in lieu of the foregoing, for any such date occurring after a Qualified Acquisition, on or prior to the last day of the third full fiscal quarter of the Parent after the consummation of such Qualified Acquisition, the Parent will not permit the Consolidated Leverage Ratio as of such date to exceed 4.25 to 1.00.”

SECTION 3.    Representations and Warranties of the Borrower and Parent. Each of the Borrower and Parent represents and warrants that (i) as of the Amendment Effective Date (as defined below), the representations and warranties of the Borrower and Parent set forth in Article III of the Credit Agreement (other than Sections 3.04(b) and 3.06) will be true and correct in all material respects except to the extent that such representations and warranties are expressly made as of a specific earlier date, in which case such representations and warranties are expressly made as of any such earlier date (as if each reference therein to a “Loan Document” included a reference to this Amendment); provided that, in each case, to the extent that any representation and warranty is qualified by materiality, such representation and warranty shall be true and correct in all respects and (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to giving effect to this Amendment and no Default or Event of Default will result from the execution, delivery and effectiveness of this Amendment.
SECTION 4.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).
SECTION 5.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 6.    Effectiveness. (a) This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) when the Agent shall have received (i) from each of the Borrower, Parent and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof and (ii) the fees previously agreed with the Borrower.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Article VIII and Section 9.03 of the Credit Agreement shall apply to the Agent’s role and responsibility in connection with this Amendment to the same extent as the Administrative Agent under the Credit Agreement.
(b)    Nothing herein shall be deemed to entitle the Borrower, Parent or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYLAN INC., as the Borrower
By:	/s/ John Miraglia
	Name:	John Miraglia
	Title:	Treasurer

MYLAN N.V., as the Parent and Guarantor
By:	/s/ John Miraglia
	Name:	John Miraglia
	Title:	Treasurer

[Amendment to Revolving Credit Agreement — Signature Page]

[[3892704]]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice E. Washington
	Name:	Maurice E. Washington
	Title:	Vice President

[Amendment to Revolving Credit Agreement — Signature Page]

BANK OF AMERICA, N.A., individually as a Lender, as the Swingline Lender and as Issuing Bank

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

BNP PARIBAS, as Lender
Lender Name

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

For Lenders that require an additional signature:

By:	/s/ Emma Petersen
	Name:	Emma Petersen
	Title:	Director

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

CITIBANK, N.A.
Lender Name

By:	/s/ Eugene Yermash
	Name:	Eugene Yermash
	Title:	Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

COMMERZBANK AG, NEW YORK BRANCH
Lender Name

By:	/s/ Mathew Ward
	Name:	Mathew Ward
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Veli-Matti Ahonen
	Name:	Veli-Matti Ahonen
	Title:	Vice President

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

Danske Bank A/S
Lender Name

By:	/s/ Gert Carstens
	Name:	Gert Carstens
	Title:	Senior Loan Manager

For Lenders that require an additional signature:

By:	/s/ Mereta Ryvald-Christensen
	Name:	Mereta Ryvald-Christensen
	Title:	Chief Loan Manager

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH
Lender Name

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

DNB Capital LLC
Lender Name

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	Senior Vice President

For Lenders that require an additional signature:

By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Senior Vice President

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA
Lender Name

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

ING BANK N.V., Dublin Branch
Lender Name

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Diector

By:	/s/ Barry Fehily
	Name:	Barry Fehily
	Title:	Managing Director

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.
Lender Name

By:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Executive Director

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MIZUHO BANK, LTD.
Lender Name

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

Morgan Stanley Bank, N.A.
Lender Name

By:	/s/ Jackson Eng
	Name:	Jackson Eng
	Title:	Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

MUFG BANK, LTD. (f.k.a. THE BANK OF TOKYO‑MITSUBISHI UFJ, LTD.)
Lender Name

By:	/s/ Jack Lonker
	Name:	Jack Lonker
	Title:	Director

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION
Lender Name

By:	/s/ Richard G. Tutich
	Name:	Richard G. Tutich
	Title:	Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF JULY 27, 2018, AMONG MYLAN INC., AS BORROWER, MYLAN N.V., AS PARENT AND GUARANTOR, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
Lender Name

By:	/s/ Penny Neville-Park
	Name:	Penny Neville-Park
Title:

For Lenders that require an additional signature:

By:	/s/ Andrew Moore
	Name:	Andrew Moore
Title:

[Amendment to Revolving Credit Agreement — Signature Page]

GOLDMAN SACHS BANK USA, as Issuing Bank

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Amendment to Revolving Credit Agreement — Signature Page]

JPMORGAN CHASE BANK, N.A., as Issuing Bank

By:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Executive Director

[Amendment to Revolving Credit Agreement — Signature Page]